SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

LOOKSMART, LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

LOOKSMART, LTD.

49 Geary Street, 2nd Floor

San Francisco, California 94108

Dear Stockholder:

The annual meeting of stockholders of LookSmart, Ltd. (“LookSmart” or the “Company”) will be held at 455 Park Avenue, 9th Floor, New York, NY 10022, on Friday, October 10, 2014, at 10:00 a.m. local time.  The annual meeting of stockholders is being held for the following purposes:

(1)	To elect one director for a three-year term expiring at the annual meeting of stockholders in 2017;

(2)	To ratify the appointment of Albert Wong & Co., LLC (“Albert Wong”) as the Company’s independent registered public accounting firm for the current fiscal year; and

(3)	To transact any other business that may properly come before the annual meeting of the stockholders and any adjournment or postponement thereof.

These items are fully discussed in the following pages, which are made part of this notice.  Only stockholders of record on the books of the Company at the close of business on August 26, 2014, are entitled to vote at the annual meeting of stockholders.

All stockholders are cordially invited to attend the annual meeting of stockholders in person.  Whether or not you plan to attend, please vote your proxy promptly, either on the Internet, by telephone or by completing, signing, dating and returning your proxy card in the enclosed envelope, so that shares may be voted in accordance with your wishes and so that enough shares are represented to allow us to conduct the business of the annual meeting of stockholders.  If you hold shares in “street name,” you may be able to vote over the Internet or by telephone by following the instructions on the voting instruction form you receive with these proxy materials.  Voting over the Internet or by telephone, or mailing your proxy(ies) does not affect your right to vote in person if you attend the annual meeting of stockholders.  You may still vote in person if you are a stockholder entitled to vote and you attend the meeting, even if you have returned your proxy, provided that you affirmatively indicate your intention to vote your shares in person.   Please note, however, that if a brokerage firm or bank holds your shares of record and you wish to vote at the meeting, you must obtain from the record holder a valid legal proxy issued in your name.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on Friday, October 10, 2014, at 10:00 a.m. Local Time at 455 Park Avenue, 9th Floor, New York, NY 10022.

The proxy statement and annual report to stockholders are available at http://materials.proxyvote.com/543442

By Order of the Board of Directors,
LookSmart, Ltd.

/s/ Michael Onghai
Chief Executive Officer
September 5, 2014

Your vote is very important. Even if you plan to attend the meeting,

VOTE YOUR PROXY PROMPTLY.

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF STOCKHOLDERS

LookSmart, Ltd.

49 Geary Street, 2nd Floor

San Francisco, California 94108

INFORMATION ABOUT SOLICITATION AND VOTING

General

The enclosed proxy is solicited by the board of directors of LookSmart for use in voting at the annual meeting of stockholders to be held at 10:00 a.m., local time, on Friday, October 10, 2014, at 455 Park Avenue, 9th Floor, New York, NY 10022, and any postponement or adjournment of that meeting.  The purpose of the annual meeting of stockholders is to consider and vote upon the proposals outlined in this proxy statement and the attached notice.  The Company’s telephone number is (415) 348-7000. For directions to attend the annual meeting of stockholders, please contact the Company at the address or phone number listed above. We intend to mail these proxy materials on or about September 12, 2014 to all stockholders of record entitled to vote at the annual meeting of stockholders.

Record Date and Outstanding Shares

Only holders of record of LookSmart common stock at the close of business on the record date, August 26, 2014, are entitled to receive notice of and to vote at the annual meeting of stockholders.  As of the close of business on the record date, there were 5,768,851 shares of common stock outstanding and held of record by approximately 3,675 stockholders.  Stockholders are entitled to one vote for each share of common stock they held as of the record date.  LookSmart’s common stock is traded on the NASDAQ Global Market.

Voting and Solicitation

Each stockholder of record may vote in person at the annual meeting of stockholders, by using the proxy card, by Internet or by telephone:

•	To vote in person, come to the annual meeting of stockholders and we will give you a ballot when you arrive.

•	To vote using the proxy card, complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting of stockholders, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11.59pm EST on October 10, 2014 to be counted.

•	To vote through the Internet, go to http://materials.proxyvote.com/543442 to complete an electronic proxy card. You will be asked to provide the company number and a control number from the enclosed proxy card. Your vote must be received by 11.59 pm EST on October 10, 2014 to be counted.

If your shares are held in “street name,” for voting instructions please check the voting instruction form you received with these proxy materials, or contact your broker or nominee to determine whether you will be able to vote by telephone or on the Internet. Also, to vote in person at the annual meeting of stockholders you must obtain a valid proxy from your broker, bank or other agent, which may be requested by contacting your broker or bank.

When proxies are properly voted in accordance with instructions, the shares they represent will be voted at the annual meeting of stockholders in accordance with the instructions of the stockholder (proxies cannot be voted for a greater number of persons than the number of nominees named). If no specific instructions are given, the shares will be voted FOR the election of the nominee for director set forth herein and FOR ratification of the appointment of the independent registered public accounting firm. In addition, if other matters come before the annual meeting of stockholders, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. On all matters to be voted on, each share has one vote.

We are making this proxy solicitation by and on behalf of the board of directors. The cost of preparing, assembling, printing and mailing this proxy statement and the proxies solicited hereby will be borne by us. Proxies may be solicited personally or by telephone, electronic mail or facsimile by the Company’s officers, directors and regular employees, none of whom will receive additional compensation for assisting with solicitation.

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards to ensure that all of your shares are voted.

Quorum; Required Vote

A quorum is required for the transaction of business during the annual meeting of stockholders. A quorum is present when a majority of stockholder votes are present in person or by proxy. Shares that are voted “FOR”, “AGAINST” or “WITHHELD” on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes cast by the common stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the subject matter.

The candidate for election as director at the annual meeting of stockholders who receives the requisite number of affirmative votes present or represented by proxy and entitled to vote at the annual meeting of stockholders will be elected. The ratification of the independent registered public accounting firm for the Company for the current year requires the affirmative vote of a majority of the shares of the Company’s common stock present or represented by proxy and entitled to vote at the annual meeting of stockholders.

Revocability of Proxies

If you are a stockholder entitled to vote and you have submitted a proxy via the Internet, mail or by telephone, you may revoke your proxy at any time before it is voted by delivering a written revocation to the Secretary of the Company, providing a proxy bearing a later date that is duly voted in accordance with its instructions, or attending and voting in person at the annual meeting of stockholders. If you hold your shares through a broker or custodian, you will need to contact them to revoke your proxy.

Abstentions; Broker Non-Votes

The Company will count abstentions for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). A “broker non-vote” occurs when a broker or other nominee does not have discretion to vote shares with respect to a particular proposal and has not received instructions from the beneficial owner of the shares. Generally, brokers have discretion to vote shares on what are deemed to be routine matters. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes will not be counted for purposes of determining the number of votes cast with respect to a proposal.

For Proposal One (election of directors), which requires a plurality of the votes cast, abstentions and broker non-votes will have no effect on determining the number of votes cast nor on whether the director is elected. For Proposal Two (the ratification of the appointment of the independent registered public accounting firm), which requires the affirmative approval of a majority of the votes present or represented and entitled to vote, broker non-votes will have no effect on the number of votes cast nor on whether the approval is obtained or the appointment is ratified, but abstentions will have the same effect as a vote against Proposal Two because they will be counted as a vote cast with respect to the proposal but not counted as a vote for approval or ratification.

Results of the Voting at the Annual Meeting of Stockholders

Preliminary voting results will be announced at the annual meeting of stockholders. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting of stockholders. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors

The business and affairs of the Company are managed by or under the direction of the board of directors of the Company, as provided by Delaware law and the certificate of incorporation of the Company. The directors are divided into three classes. No director has more or less than one vote on any matter or voting powers greater than or less than those of any other director. Unless otherwise provided by law, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by the stockholders, by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

The following table provides information as of August 25, 2014 as to each person who is as of the date hereof a director of the Company:

Name	Age	Term	Class	Next Election	Director Since	Other Offices and Positions
Michael Onghai	44	(1)	I	2015	January 14, 2013	Chief Executive Officer, President, and Secretary (2)
Christian Chan	41	(1)	II	2016	January 14, 2013	Chairman (3) (4)
Paul Pelosi Jr.	45	(1)	II	2016	January 14, 2013	(4)
Thorsten Weigl	39	(1)	III	2014	January 14, 2013	(4)

*

(1)	The directors are divided into three classes. Each director holds office until the next election of the class for which such director has been chosen and until such director’s successor is elected and qualified or such director’s earlier death, resignation, or removal.

(2)	Chief Executive Officer and President since January 25, 2013 and Secretary since April 25, 2013.

(3)	Chairman of the board of directors since January 25, 2013.

(4)	Such person holds one or more board committee positions. See “Board Committees” herein.

Executive Officers

The following table provides information as of August 25, 2014, as to each person who is as of the date hereof an executive officer of the Company:

Name	Age	Term	Principal Position	Position Since	Other Offices and Positions
Michael Onghai	43	(1)	Chief Executive Officer	January 25, 2013	Director, President, and Secretary (2)

*

(1)	Each officer is chosen and holds office for such term as prescribed by the bylaws or determined by the board and until such officer’s successor is elected and qualified or such officer’s earlier death, resignation, or removal.

(2)	Director since January 14, 2013, President since January 25, 2013, and Secretary since April 25, 2013.

No Family Relationships

There is no family relationship between any director or executive officer or among any directors or executive officers.

Business Experience and Background of Directors and Executive Officers

Christian Chan has been a director since January 14, 2013 and Chairman of the board of directors since January 25, 2013 and holds other positions with the Company as provided herein. For more than the past five years, Mr. Chan has been a private investor and an independent portfolio manager and adviser to family offices and value-oriented investment funds. Mr. Chan is a director of funds affiliated with Argyle Street Management Limited, a registered investment adviser with the Securities and Exchange Commission (“SEC”). Mr. Chan holds a B.A.S. and a M.S. from Stanford University.

Michael Onghai has been a director since January 14, 2013 and Chief Executive Officer since January 25, 2013 and holds other positions with the Company as provided herein. For more than the past five years, Mr. Onghai has been a private investor and an investment manager, including as the principal of Snowy August Management LLC, a value-oriented alternative investment manager he founded in 2011, and, prior to 2011, as a principal and portfolio manager of Ibis Management LLC, an investment management firm he joined in 2003. Mr. Onghai is a Chartered Financial Analyst and the founder of AppAddictive, a venture capital-sponsored social media digital holding company. Mr. Onghai holds a B.S. in Computer Science and Engineering from UCLA.

Paul Pelosi Jr. has been a director since January 14, 2013 and holds other positions with the Company as provided herein. For more than the past five years, Mr. Pelosi has been a private investor and an independent adviser to emerging and Fortune 500 companies, including as to finance, infrastructure, sustainability, security, and public policy matters. Mr. Pelosi holds a B.A. and a J.D./M.B.A. from Georgetown University.

Thorsten Weigl has been a director since January 14, 2013 and holds other positions with the Company as provided herein. For more than the past five years, Mr. Weigl has been a private investor and the Chief Executive Officer of Solom GmbH, an asset management company. Mr. Weigl oversees one of Germany’s largest intellectual property portfolios and has managed investments in internet and technology companies since 1998.

Other Directorships

The following table provides information as to certain other public company directorships held by the directors as of the date hereof or during the past five years:

Name	Other Directorships
Michael Onghai	Director of MGT Capital Investments, Inc.
Paul Pelosi, Jr.	Director of Cereplast Inc.; and former director of Natural Blue Resources, Inc.

Board Leadership Structure

Michael Onghai serves as both the Chief Executive Officer of the Company and Chairman of the board and presides over meetings of the board, and holds such other powers and carries out such other duties as are customarily carried out by the Chairman of the board. Mr. Onghai brings valuable insight to the board due to his perspective and experience as the Chief Executive Officer and as the largest stockholder of the Company. Mr. Onghai may be deemed to be a  controlling stockholder of the Company. Regular board meetings generally include a meeting of the independent directors without management present.

Potential Controlled Company Status

Because Mr. Onghai may be deemed to control a majority of the outstanding voting power of the common stock of the Company, the Company may be deemed to be a “controlled company” under the corporate governance rules of The NASDAQ Stock Market LLC (“NASDAQ”) and, therefore, may not be required to have a majority of the directors be independent or a compensation committee or an independent nominating function.

Director Independence

The Company has determined that each director (other than Mr. Onghai), including Christian Chan, Paul Pelosi, Jr., and Thorsten Weigl, is “independent” as defined by, and determined under, the applicable director independence standards of NASDAQ and applicable SEC rules.

Board Committees

Each board committee member is designated by the board or as provided by the bylaws of the Company to serve until such board committee member’s successor is elected and qualified or such board committee member’s earlier death, resignation, or removal.

The following table provides information as of August 25, 2014, as to each person who is as of the date hereof a board committee member:

	Audit		Compensation		Nominating
	Committee		Committee		Committee
Name	Member	Chair	Member	Chair	Member	Chair	Position Since
Christian Chan	X	X	X	X	X		January 25, 2013
Paul Pelosi, Jr.	X		X		X	X	January 25, 2013
Thorsten Weigl	X		X		X		January 25, 2013

Board Committee Member Independence

The Company has determined that each board committee member, including Christian Chan, Paul Pelosi, Jr., and Thorsten Weigl, is “independent” as defined by, and determined under, the applicable board committee independence standards of NASDAQ.

Audit Committee

The Company has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. As more fully described in its charter, the audit committee is responsible for, among other things: selecting the independent registered public accounting firm to audit the financial statements of the Company; ensuring the independence of the independent registered public accounting firm; discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing our interim and year-end operating results with management and the independent registered public accounting firm; developing procedures to enable submission of anonymous concerns about accounting or auditing matters; considering the adequacy of our internal accounting controls and audit procedures; reviewing related party transactions; pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm; and overseeing our internal audit function.

Each audit committee member is identified under “Board Committee Members” herein. The Company has determined that each audit committee member, including Christian Chan, Paul Pelosi, Jr., and Thorsten Weigl, is “independent” as defined by, and determined under, the applicable board committee independence standards of NASDAQ. The Company has determined also that each audit committee member satisfies the independence criteria of Rule 10A-3 under the Exchange Act.

Compensation Committee

The Company has a separately-designated standing compensation committee. As more fully described in its charter, the compensation committee is responsible for, among other things: reviewing and approving, or recommending that the board approve, the compensation of executive officers; reviewing and recommending to the board the compensation of directors; reviewing and approving the terms of any compensation agreements with executive officers; administering equity incentive plans, including making equity grants thereunder; reviewing and making recommendations to the board with respect to incentive compensation and equity plans; and establishing and reviewing the overall compensation philosophy of the Company. The charter of the compensation committee allows the compensation committee to delegate its authority to subcommittees and officers, as necessary or appropriate, under the continued supervision of the compensation committee.

Each compensation committee member is identified under “Board Committee Members” herein. The Company has determined that each compensation committee member, including Christian Chan, Paul Pelosi, Jr., and Thorsten Weigl, is “independent” as defined by, and determined under, the applicable board committee independence standards of NASDAQ. The Company has determined also that each compensation committee member is a “non-employee director” as defined by Rule 16b-3 under the Exchange Act and an “outside director” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Nominating Committee

The Company has a separately-designated standing nominating committee. As more fully described in its charter, the nominating committee is responsible for, among other things: assessing board membership needs and nominating prospective director candidates or making recommendations as to prospective director candidates to the board; reviewing developments in corporate governance practices; developing and implementing corporate governance guidelines and policies, and evaluating their sufficiency; reviewing proposed waivers of the code of ethics; overseeing the process of evaluating the performance of the board; and advising the board on corporate governance matters.

Each nominating committee member is identified under “Board Committees” herein. The Company has determined that each nominating committee member, including Christian Chan, Paul Pelosi, Jr., and Thorsten Weigl, is “independent” as defined by, and determined under, the applicable board committee independence standards of NASDAQ.

Audit Committee Financial Expert

The board has determined that the Company should have at least one audit committee financial expert serving on the audit committee. The board has determined that Mr. Chan is an audit committee financial expert and “independent” as independence for audit committee members is defined in the applicable listing standards of NASDAQ.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of independent directors as required by and in compliance with the listing standards of NASDAQ. Directors Chan, Pelosi, Weigel are currently on the Audit Committee.  Director Chan is an “audit committee financial expert” within the meaning of applicable SEC rules.  The Audit Committee operates pursuant to a written charter adopted by the board of directors.  Its function is to assist the board of directors in its oversight of the Company’s financial reporting process. In accordance with its charter, the Audit Committee oversees the Company’s financial, accounting and reporting processes; its system of internal accounting and financial controls; its compliance with related legal and regulatory requirements; the appointment, engagement, termination and oversight of  the Company’s independent registered public accounting firm, including reviewing their independence; reviewing and approving the planned scope of the annual audit; overseeing the independent registered public accounting firm’s audit work; reviewing and pre-approving any audit and non-audit services that may be performed; reviewing with management and the independent registered public accounting firm the adequacy of the Company’s internal financial controls; and reviewing the Company’s critical accounting policies and the application of accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2013, with management and the Company’s independent registered public accounting firm, Albert Wong.  The Audit Committee has discussed with Albert Wong the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received from Albert Wong a written statement describing the relationships between the independent registered public accounting firm and LookSmart that might bear on the independent registered public account firm’s independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as well as a letter from Albert Wong confirming that, in Albert Wong’s professional judgment, it is independent of the Company. The Audit Committee has discussed with Albert Wong matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

Based on the reviews and discussions referred to above and the review of LookSmart’s audited financial statements for the year ended December 31, 2013, in March 2014 the Audit Committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for 2013 filed with the SEC.

The preceding Audit Committee Report is not considered proxy solicitation material, is not deemed “filed” with the SEC, and is not deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act.  Notwithstanding anything to the contrary set forth in any of LookSmart’s previous filings made under the Securities Act or the Exchange Act that incorporate future filings made by the Company under those statutes, the preceding Audit Committee Report is not to be incorporated by reference into any prior filings, nor shall the report be incorporated by reference into any future filings made by the Company under those statutes  The members of our audit committee are “independent” directors as defined in applicable NASDAQ and applicable rules and regulations of the SEC.

AUDIT COMMITTEE

Christan Chan, Chair Paul Pelsoi, Jr.
Thorsten Weigel

Nominations of Prospective Director Candidates

The nominating committee has in the past, and may in the future, used third party executive search firms to help identify prospective director nominees. In evaluating the suitability of each candidate, the nominating committee will consider issues of character, judgment, independence, age, expertise, diversity of experience, length of service, and other commitments. While there are no specific minimum qualifications for director nominees, the ideal candidate should exhibit independence, integrity, qualifications that will increase overall board effectiveness, and meet other requirements as may be required by applicable rules, such as financial literacy or expertise for audit committee members. The nominating committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

Specific Experience of Director Nominees

The nominating committee has concluded that each person who is a director nominee or director should be elected or continue to serve as a director as of the date hereof in light of the business and structure of the Company and the specific experience, qualifications, attributes, and skills of such person. The following table provides information, for each such person, as to the specific experience, qualifications, attributes, and skills that led the nominating committee to conclude that each such person should be elected or continue to serve as a director as of the date hereof:

Name	Specific Experience, Qualifications, Attributes, and Skills

Christian Chan	Experience as a director and managing investments and with other investment and financial matters and financial expertise as an investment adviser.

Michael Onghai	Experience as a director and developing and buying and selling public and private technology companies and financial expertise as an investment adviser and Chartered Financial Analyst.

Paul Pelosi, Jr.	Experience as a director and executive officer of a public company and as an independent adviser to public and private financial institutions and leadership and governance skills.

Thorsten Weigl	Experience as an executive and entrepreneur and managing intellectual property assets and investments in internet and technology companies.

Procedures for Security Holders to Recommend Nominees for Election as Directors

Stockholders may recommend persons to the nominating committee for consideration as prospective director candidates by submitting their names and appropriate background and biographical information to: LookSmart, Ltd., Attn: Nominating Committee, 49 Geary Street, 2nd Floor, San Francisco, California 94108. The recommendation should include any relevant information, including the candidate’s name, home and business contact information, detailed biographical data and qualifications, and information regarding any relationships between the candidate and the Company within the last three years. Stockholders also have the right to nominate director candidates (without any action on the part of the nominating committee or the board) by following the advance notice provisions of the bylaws of the Company as described under “Advance Notice Procedures for Stockholder Proposals” herein. In 2013, the nominating committee did not receive any director nomination from any stockholder.

Role of the Board in Risk Oversight

One of the board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. Our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements. Our nominating and governance committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Both the Board as a whole and the various standing committees receive incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible.

Communications with the Board

The board provides a process for stockholders to send communications to the board. Any stockholder that desires to contact the board may do so by writing to: LookSmart, Ltd., Attn: Board of Directors, 49 Geary Street, 2nd Floor, San Francisco, California 94108. Communications received by mail will be forwarded to the Chairman of the Board who will, in the discretion of such Chairman, forward such communications to other directors, members of management, or such other persons as such Chairman deems appropriate.

Company Policy as to Director Attendance at Annual Meetings of Stockholders

The Company’s policy encourages board members to attend annual meetings of stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act and the rules thereunder of the SEC require the Company’s directors, officers and beneficial owners of more than 10% of our common stock to file reports of their ownership and changes in ownership of common stock with the Commission. SEC regulations require that the Company be furnished with copies of these reports. Personnel of the Company generally prepare these reports on behalf of the directors and officers on the basis of information obtained from each director and officer. Based solely on a review of these reports and on such information from the directors and officers, the Company believes that all reports required by Section 16(a) of the Securities and Exchange Act to be filed during the year ended December 31, 2013, were filed on time.

Code of Ethics

LookSmart has adopted a code of ethics (referred to as the LookSmart Code of Business Conduct and Ethics (the “Code”)) applicable to all directors, officers and employees of the Company and has established a hotline available to all employees on a confidential basis. The Code is publicly available at http://www.looksmart.com/corporate-governance.html#/corporate_governance. If we make any substantive amendments to the Code or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

EXECUTIVE COMPENSATION

The following table provides information as to the compensation of each named executive officer (“Named Executive Officer”) for each of the last two completed fiscal years:

Summary Compensation Table

				Option
				Awards	All Other
Name and Principal Position	Year	Salary	Bonus	(1)	Compensation*		Total
Michael Onghai	2013	$80,000	-	-	-		$80,000
Chief Executive Officer	2012	-	-	-	-		-
Jean-Yves Dexmier	2013	-	-	-	$36,000	(2)	$36,000
Chief Executive Officer	2012	-	-	-	$480,750	(2)(3)	$480,750
William O’Kelly	2013	$99,180	-	-	$19,230	(4)	$118,410
Chief Financial Officer	2012	$250,000	-	-	-		$250,000

*

(1)	Represents aggregate grant date fair value (computed in accordance with FASB ASC Topic 718), subject to valuation assumptions discussed in Note 10 to the financial statements filed as part hereof.

(2)	Paid to Dexline, Inc. (aka Napa Valley Linens).

(3)	Includes $480,750 otherwise payable to Mr. Dexmier as director fees.

(4)	Represents payment made to Mr. O’Kelly in relation to his termination.

The Company believes its current executive compensation is appropriate and in keeping with the Company’s current operations and financial performance.

Post-Termination Compensation or Benefits

Except as otherwise provided herein, the Company has no employment, severance, change of control, or other agreement with any Named Executive Officer that provides for any payment to such Named Executive Officer at, following, or in connection with the resignation, retirement, or other termination of such Named Executive Officer or a change in control of the Company.

Certain Relationships and Related Transactions

Indemnification Agreements .  The Company has entered into indemnity agreements with its directors and officers providing for indemnification of each director and officer against expenses incurred in connection with any action or investigation involving the director or officer by reason of his or her position with the Company (or with another entity at the Company’s request). The directors and officers will also be indemnified for costs, including judgments, fines and penalties that are indemnifiable under Delaware law or under the terms of any current or future liability insurance policy maintained by the Company that covers directors and officers. A director or officer involved in a derivative suit will be indemnified for expenses and amounts paid in settlement.  Indemnification is dependent in each instance on the director or officer meeting the standards of conduct set forth in the indemnity agreements.

Policies and Procedures for Approving Related Person Transactions .  Our policy and procedure with respect to any related person transaction between the Company and any related person requiring disclosure under Item 404(a) of regulation S-K under the Securities and Exchange Act of 1934, is that the Company’s audit committee reviews all such transactions.  This review covers any material transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company was and is to be a participant, and a related party had or will have a direct or indirect material interest, including, purchases of goods or services by or from the related party or entities in which the related party has a material interest, indebtedness, guarantees of indebtedness  and employment  by the Company of a related party. The board of directors has adopted a written policy reflecting the policy and procedure identified above.

Director Compensation

No director compensation was earned or paid by the Company for the fiscal year ended December 31, 2013. No stock or option awards were issued for the fiscal year ended December 31, 2013.

As of December 31, 2013, there were no outstanding equity awards for any Named Executive Officer. All outstanding equity awards for Named Executive Officers in the prior year were expired or forfeited in 2013.

BENEFICIAL OWNERSHIP

The following table provides information as of August 25, 2014 as to the common stock of the Company beneficially owned by all directors and nominees, directors and executive officers as a group as of December 31, 2013, and each person known to the Company to beneficially own more than 5% of the common stock:

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percent of Class	*
Michael Onghai	3,123,047	54.1%	(2)
Thorsten Weigl	194,769	3.4%	(3)
Christian Chan	-	0.0%
Paul Pelosi, Jr.	-	0.0%
Directors and executive officers as a group (4 persons):	3,317,816	57.5%
Platinum Partners Value Arbitrage Fund L.P.	576,000	10.0%	(4)

*

(1)	To the Company’s knowledge, except as otherwise provided herein, each person named herein as a beneficial owner of securities has sole voting and investment power as to such securities and such person’s address is c/o LookSmart, Ltd., 49 Geary Street, Suite 235, San Francisco, California 94108.

(2)	Represents securities owned or held by or for the account of other persons as portfolio securities, which may be deemed to be beneficially owned directly by Snowy August Management LLC, as an investment manager to such persons, and indirectly by Mr. Onghai, as the President of Snowy August Management.

(3)	Represents securities which may be deemed to be beneficially owned directly by Solom GmbH and indirectly by Mr. Weigl, as the Chief Executive Officer of Solom GmbH.

(4)	According to the Schedule 13G/A filed January 17, 2013 (1,728,000 reported, adjusted by LookSmart for the 3:1 reverse split on November 6, 2013) by such persons with the Commission, such securities are beneficially owned (and voting and investment power as to such securities is shared) by Platinum Partners Value Arbitrage Fund L.P., Platinum Management (NY) LLC, Uri Landesman, and Mark Nordlicht and the address of such persons is 152 West 57th Street, 54th Floor, New York, New York 10019.

Equity Compensation Plan Information

The following table provides information as of the end of the most recently completed fiscal year with respect to compensation plans under which equity securities of the Company are authorized for issuance:

	Number of Shares of	Weighted-	Number of Shares
	Common Stock to be	Average Exercise	Remaining Available
	Issued upon Exercise	Price of	for Future Issuance
	of Outstanding	Outstanding	under Equity
	Options	Options	Compensation Plans
Equity compensation plans approved by security holders	25,102	$4.16	1,208,231
Equity compensation plans not approved by security holders	-	-	-
Total	25,102	$4.16	1,208,231

Audit and Related Fees

The following table presents fees and expenses rendered by our principal accountants, Albert Wong for fiscal year 2013 and Moss Adams, LLC (“Moss Adams”) for fiscal year 2012.

Fee Category	Albert Wong 2013	Moss Adams 2012
Audit Fees	$101,000	$313,124
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	4,500	10,000
Total All Fees	$105,500	$323,124

Audit Fees represent fees for professional services provided in connection with the audit of our financial statements and the review of our quarterly financial statements. All Other Fees consist of fees for the audit of our 401(k) plan and tax advice related to our Canadian subsidiary. Our audit committee considered whether the provision of non-audit services was compatible with maintaining the independence of external public accounting firm and has concluded that it was.

Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firms

The policy of the audit committee is to pre-approve all audit and permissible non-audit services to be performed by the independent public accounting firm during the fiscal year. The audit committee pre-approves services by authorizing specific projects within the categories outlined above. The audit committee’s charter delegates to its Chair the authority to address any requests for pre-approval of services between audit committee meetings, and the Chair must report any pre-approval decisions to the audit committee at its next scheduled meeting. All of the services related to the fees described above were approved by the audit committee pursuant to the pre-approval provisions set forth in the applicable SEC rules and the audit committee’s charter.

ADVANCE NOTICE PROCEDURES FOR STOCKHOLDER PROPOSALS

Under the bylaws of the Company, director nominations may be made only by the board, by a committee of the board, or by a stockholder entitled to vote that has delivered notice to the principal executive offices of the Company containing certain information specified in the bylaws (i) not less than 120 days prior to the anniversary date of the mailing of the proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders or (ii) if the annual meeting is called for a date not within thirty days before or after the previous year’s meeting date, not later than a reasonable time after solicitation is made.

The bylaws also provide that no business may be brought before an annual meeting of stockholders except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the board, the presiding officer, or a stockholder entitled to vote at such annual meeting that has delivered notice to the principal executive offices of the Company (containing certain information specified in the bylaws) (i) not less than 120 days prior to the anniversary date of the mailing of the proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders or (ii) if the annual meeting is called for a date not within thirty days before or after the previous year’s meeting date, not later than a reasonable time after solicitation is made.

These requirements are separate and apart from the requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement under Rule 14a-8 of the Exchange Act.

Stockholder proposals should be addressed to LookSmart, Ltd., Attn: Nominating Committee, 49 Geary Street, 2nd Floor, San Francisco, California 94108.

ANNUAL REPORT ON FORM 10-K

A copy of the 2013 Annual Report has been or will be provided or made available to stockholders along with this Proxy Statement and will be made available at http://investor.shareholder.com/looksmart/sec.cfm. The Company will provide without charge, upon written request, a copy of the 2013 Annual Report, as amended. Requests should be provided to: LookSmart, Ltd., 49 Geary Street, 2nd Floor, San Francisco, California 94108. A copy of the 2013 Annual Report, as amended, has been filed with the SEC and may be accessed from the SEC’s homepage at www.sec.gov and is also available at http://www.looksmart.com.

DELIVERY OF PROXY STATEMENT

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies.

This year, we, as well as brokers with account holders who are stockholders, may be “householding” our proxy materials. Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials receive only one copy of our proxy materials at that address, unless one or more of those stockholders has notified us that they wish to receive individual copies. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement, please notify your broker and direct your written request to LookSmart, Ltd., Attn: Investor Relations, 49 Geary Street, 2nd Floor, San Francisco, California 94108.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

PROPOSALS

PROPOSAL 1 – ELECTION OF DIRECTOR

The following person is nominated for election as director at the annual meeting: Thorsten Weigl. This director nominee is currently serving as a director and was previously recommended to be a director by the nominating committee and appointed by the board on January 14, 2013, but was not previously elected by the stockholders. The nominating committee has concluded that the director nominee should be elected and continue to serve as a director in light of the business and structure of the Company and the specific experience, qualifications, attributes, and skills of the nominee. Information as to the specific experience, qualifications, attributes, and skills that led the nominating committee to conclude that each such director nominee should serve or continue to serve as a director is provided under “Specific Experience of Director Nominees” herein.

If elected, the director nominee will hold office until the next election of the class for which the director has been chosen and until the director’s successor is elected and qualified or the director’s earlier death, resignation, or removal. The board has no reason to believe that the director nominee will be unable or unwilling to serve as a director if elected. If the director nominee is unable or unwilling to serve, the proxies may be voted for a substitute nominee as designated by the proxy holders or not voted for any nominee.

Recommendation of the Board of Directors

The board of directors unanimously recommends that you vote FOR Proposal 1, election of the director nominee named herein.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has re-appointed Albert Wong & Co., LLC (“Albert Wong”) as the independent registered public accounting firm of LookSmart for fiscal year 2014.

Stockholder ratification of the selection of Albert Wong as LookSmart’s independent registered public accounting firm is not required by LookSmart’s bylaws, Delaware corporate law or otherwise. The board of directors has elected to seek such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of Albert Wong as LookSmart’s independent registered public accounting firm, the audit committee of the board of directors will consider whether to retain that firm for the year ending December 31, 2014 and will consider the appointment of other independent registered public accounting firms.

Albert Wong audited the financial statements of LookSmart and its subsidiaries for the fiscal year ended December 31, 2013. Representatives of Albert Wong are expected to be present at the annual meeting of stockholders, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

Recommendation of the Board of Directors

The board of directors unanimously recommends that you vote FOR Proposal 2, ratification of the appointment of Albert Wong as the independent registered public accounting firm of LookSmart.

OTHER BUSINESS

The board does not presently intend to bring any other business before the Annual Meeting and, to the knowledge of the board, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting or any adjournment or postponement thereof, however, it is intended that proxies, in the form of proxy provided as Appendix A hereto, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Whether or not you expect to attend the Annual Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope or vote via telephone or the Internet, so that your shares may be represented at the Annual Meeting.

The date of this Proxy Statement is September 5, 2014.

By Order of the Board of Directors, LookSmart, Ltd.

Date:	September 5, 2014	By:	/s/ Michael Onghai
		Name:	Michael Onghai
		Title:	Chief Executive Officer

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